                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2005
                                                         ----------------

                              SUNTRUST BANKS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                     Georgia        001-08918              58-1575035
                     -------        ---------              ----------
                  (State or other jurisdiction    (Commission    (IRS Employer
                of incorporation)   File Number)       Identification No.)

        303 Peachtree St., N.E.         Atlanta, Georgia           30308
        -----------------------         ----------------           -----
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code (404) 588-7711

                                 --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ]   Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 8, 2005, the Compensation Committee of the Board of
Directors of SunTrust Banks, Inc. ("SunTrust" or the "Company") approved the base salaries of (i) the Company's chief executive officer, (ii) certain of the individuals expected to be named in the Company's proxy statement for its 2005 annual meeting of shareholders as its four highest paid executive officers other than the chief executive officer (together with the chief executive officer, the
"Named Executive Officers") and (iii) certain other executive officers of the
Company (together with the Named Executive Officers, the "Executive Officers")
for the 12-month period beginning March 1, 2005. Also on February 8, 2005, the
Compensation Committee approved incentive cash compensation awards to be paid to certain of the Executive Officers under the Company's 2004 Management Incentive
Plan (the "MIP") for the year ended December 31, 2004. The following table shows the amounts of these base salaries and awards.

      EXECUTIVE OFFICER                            2005             2004
                                               BASE SALARY          AWARD
                                               -----------          -----

      L. Phillip Humann                        $1,000,000        $1,356,146
      James M. Wells III                          775,000           748,015
      William R. Reed, Jr.                        576,000           558,556(1)
      Theodore J. Hoepner                         381,500(2)        600,157
      John W. Clay, Jr.                           381,500(3)        600,157
      Mark A. Chancy                              425,000           243,284
      John W. Spiegel                             350,000(4)        500,140

        -------
        (1) Mr. Reed received a portion of his 2004 MIP award in the amount of
            $279,237 in October 2004 as part of his change in control payment.
            He will receive the remaining $279,319 in March 2005.
        (2) Mr. Hoepner is currently a Vice Chairman of SunTrust Bank Holding
            Company. Since retiring his position as Vice Chairman of SunTrust as of December 9, 2004, he has served as an employee consultant of
            SunTrust. Mr. Hoepner will be retiring in June 2005 and his prorated salary will be $190,750.
        (3) Mr. Clay is currently a Vice Chairman of SunTrust Bank Holding
            Company. Since retiring his position as Vice Chairman of SunTrust as of December 9, 2004, he has served as an employee consultant of
            SunTrust.
        (4) Mr. Spiegel is currently a Vice Chairman of SunTrust Bank Holding
            Company. Since retiring his position as Vice Chairman of SunTrust as of August 10, 2004, he has served as an employee consultant of
            SunTrust. Mr. Spiegel will be retiring in March 2005 and his prorated salary will be $87,500.

         In addition, on February 8, 2005, the Compensation Committee approved grants of stock options to certain of the Executive Officers pursuant to the
Company's 2004 Stock Option Plan and the form of Non-Qualified Stock Option
Agreement previously filed with the Securities and Exchange Commission, as follows: L. Phillip Humann - 97,000 shares; James M. Wells III - 60,000 shares;
and Mark A. Chancy - 40,000 shares.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SUNTRUST BANKS, INC.
                                         (Registrant)

Date: March 14, 2005

                                         By: /s/ Kimberly N. Rhodes
                                             -----------------------------------
                                             Kimberly N. Rhodes
                                             First Vice President and Senior
                                             Counsel - Corporate and Regulatory